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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 February 11, 2004

THE COCA-COLA COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)
One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)		30313 (Zip Code)

Registrant's telephone number, including area code: (404) 676-2121

Item 7(c). Exhibits

Exhibit 99.1	Press Release of The Coca-Cola Company, dated February 11, 2004, reporting The Coca-Cola Company's financial results for the fourth quarter and full year 2003.
Exhibit 99.2	Supplemental Information prepared for use in connection with the financial results for the fourth quarter and full year 2003.

Item 9. Regulation FD Disclosure

        The information in this Form 8-K and the Exhibits attached hereto shall be deemed "furnished" and not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any company filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 12. Results of Operations and Financial Condition

        Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of The Coca-Cola Company, dated February 11, 2004, reporting The Coca-Cola Company's financial results for the fourth quarter and full year 2003.

        On February 11, 2004, The Coca-Cola Company held an investor conference and webcast to disclose financial results for the fourth quarter and full year 2003. The Supplemental Information package for use at this conference is attached and incorporated by reference herein as Exhibit 99.2. All information in the Supplemental Information package is presented as of December 31, 2003, and The Coca-Cola Company does not assume any obligation to correct or update said information in the future.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)
Date: February 11, 2004	By:	/s/ CONNIE D. MCDANIEL Connie D. McDaniel Vice President and Controller

Exhibit Index

Exhibit No.
Exhibit 99.1	Press Release of The Coca-Cola Company, dated February 11, 2004, reporting The Coca-Cola Company's financial results for the fourth quarter and full year 2003.
Exhibit 99.2	Supplemental Information prepared for use in connection with the financial results for the fourth quarter and full year 2003.

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  Item 7(c). Exhibits
  Item 9. Regulation FD Disclosure
  Item 12. Results of Operations and Financial Condition
SIGNATURES
Exhibit Index